UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 2, 2018

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

THIS AMENDED FORM 8-K IS FILED SOLELY FOR THE PURPOSE OF REPLACING EXHIBIT 99.4 TO THE FORM 8-K FILED EARLIER ON MAY 2, 2018, WHICH WAS AN OUT OF DATE DRAFT AND HAS BEEN REVISED IN THIS AMENDMENT. NO OTHER CHANGES WERE MADE TO THE ORIGINALLY FILED FORM 8-K OR THE EXHIBITS THERETO.

Item 8.01	Other Events

On May 1, 2018, we hosted an earnings conference call during which our chief executive officer and our chief financial officer discussed our results for the three months ended March 31, 2018. In response to a question about merger and acquisition activity, our chief executive officer, Paresh Patel, discussed certain written correspondence between the company and Federated National Holding Company. Copies of that correspondence appear as exhibits to this Form 8-K.

Item 9.01	Exhibits

Exhibit 99.1.	Letter to Federated National Holding Company dated December 21, 2017

Exhibit 99.2.	Letter from Federated National Holding Company dated January 5, 2018

Exhibit 99.3.	Letter to Federated National Holding Company dated April 18, 2018

Exhibit 99.4	Summary Presentation

Exhibit 99.5	Letter from Federated National Holding Company dated April 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2018.

HCI GROUP, INC.

BY:	/s/ James Mark Harmsworth
Name: James Mark Harmsworth Title: Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.